Consolidated Statements of Operations - USD ($)	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Net sales	$ 77,756,055	$ 81,631,382
Costs and expenses:
Cost of products sold	77,947,677	76,937,738
Selling, general and administrative	4,018,199	4,670,273
Costs and expenses, total	81,965,876	81,608,011
EARNINGS (LOSS) FROM OPERATIONS	(4,209,821)	23,371
Interest and other income	59,005	375,310
EARNINGS (LOSS) BEFORE INCOME TAXES	(4,150,816)	398,681
Provision for (benefit from) income taxes:
Current	(714,684)	325,825
Deferred	(757,448)	(221,144)
Total	(1,472,132)	104,681
NET EARNINGS (LOSS)	$ (2,678,684)	$ 294,000
Weighted average number of common shares outstanding:
Basic (in shares)	6,851,944	6,799,444
Diluted (in shares)	6,851,944	6,799,444
Net earnings (loss) per share:
Basic (in dollars per share)	$ (0.39)	$ 0.04
Diluted (in dollars per share)	$ (0.39)	$ 0.04